UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2008
                                                  -------------

                         COACTIVE MARKETING GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   0-20394                06-1340408
----------------------------       ------------       ----------------------
(State or other jurisdiction       (Commission           (I.R.S. Employer
       of incorporation)           File Number)       Identification Number)


                 75 Ninth Avenue, New York, New York     10011
               --------------------------------------------------
               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (212) 660-3800
                                                           --------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))
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Item 2.02.  Results of Operations and Financial Condition.


On June 24, 2008, CoActive Marketing Group, Inc. issued a press release with respect to results for its fiscal year ended March 31, 2008 and information with respect to a conference call discussing such results. A copy of the press release is furnished as Exhibit 99 to this report.

Item 9.01.  Financial Statements and Exhibits.

(d)      Exhibits.

         Exhibit 99    Press release dated  June 24, 2008.


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

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 24, 2008

                                       COACTIVE MARKETING GROUP, INC.


                                       By: /s/ FRED KASEFF
                                           ------------------------------------
                                           Fred Kaseff,
                                           Chief Financial Officer



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

                                  EXHIBIT INDEX

No.                  Description

Exhibit 99           Press release dated as of June 24, 2008